Exhibit 99.1

CHARLES & COLVARD REPORTS THIRD QUARTER
FISCAL YEAR 2023 FINANCIAL RESULTS

Conference Call with Accompanying Slide Presentation Scheduled Today at 4:30 PM ET

FOR IMMEDIATE RELEASE

RESEARCH TRIANGLE PARK, N.C. – May 4, 2023 – Charles & Colvard, Ltd. (Nasdaq: CTHR) (the “Company”), a globally recognized fine jewelry company specializing in lab created Made, Not MinedTM gemstones, reported financial results for the third quarter ended March 31, 2023 (“Third Quarter Fiscal 2023”).

Management Commentary

“We remain focused on capitalizing on the changing behaviors and dynamics in the fine jewelry market, and we continued to make strategic investments in our direct-to-consumer web properties and video streaming and broadcast capabilities during the third fiscal quarter,” said Don O’Connell, President and CEO of Charles & Colvard.

“While the results of our third quarter largely reflect a continuation of the movement of the last few quarters against the current challenging macroeconomic backdrop, we believe that we continue to make meaningful progress on our underlying key strategic initiatives, including the diversification of our product offerings, expansion of our branded direct-to-consumer footprint with a focus on finished fine jewelry products, and diligent management of the business, in order to drive long-term value when consumer confidence resumes,” O’Connell concluded.

Financial Summary for Third Quarter Fiscal 2023
(Quarter Ended March 31, 2023 Compared to Quarter Ended March 31, 2022)

●	Net sales of $6.6 million for the quarter, a decrease of 32% from $9.8 million in the year-ago quarter.
●	In the Online Channels segment, which consists of e-commerce outlets including charlesandcolvard.com, moissaniteoutlet.com, third-party online marketplaces, drop-ship retail and other pure-play, exclusively e-commerce outlets, net sales of $4.6 million, a decrease of 27% from the year-ago quarter, representing 70% of total net sales for the quarter, compared to $6.4 million, or 65% of total net sales in the year-ago quarter.

●	In the Traditional segment, which consists of wholesale and retail customers, net sales of $2.0 million, a decrease of 40% from the year-ago quarter, representing 30% of total net sales for the quarter, compared to $3.4 million, or 35% of total net sales, in the year-ago quarter.
●	Finished jewelry net sales of $5.3 million, a decrease of 28% for the quarter, compared to $7.4 million in the year-ago quarter.
●	Loose jewel net sales decreased 43% to $1.3 million for the quarter, compared to $2.3 million in the year-ago quarter.
●	Operating expenses increased 7% to $4.3 million for the quarter, compared to $4.0 million in the year-ago quarter, primarily due to increased investment in marketing strategies.
●	Income tax expense increased to $6.3 million for the quarter, compared to an income tax expense of $78,000 in the year-ago quarter, driven by the establishment of a deferred tax asset valuation allowance on the Company’s deferred tax assets.
●	Net loss was $8.4 million, or $0.28 loss per diluted share for the quarter, compared to net income of $0.3 million, or $0.01 earnings per diluted share, in the year-ago quarter.
●	Weighted average diluted shares outstanding were 30.3 million for the quarter, compared to 31.3 million in the year-ago quarter, partially driven by the impact of the effect of the Company's share repurchase program.

Financial Position

Cash, cash equivalents and restricted cash totaled $16.0 million as of March 31, 2023, representing a decrease of $1.1 million from $17.0 million as of December 31, 2022, and a decrease of $5.2 million from $21.2 million as of June 30, 2022. Total inventory decreased to $33.3 million as of March 31, 2023, compared to $35.0 million as of December 31, 2022 and $33.5 million as of June 30, 2022. The Company had no debt outstanding as of March 31, 2023.

Investor Conference Call

Charles & Colvard will host an investor conference call and webcast presentation to discuss its financial results for the quarter ended March 31, 2023 at 4:30 p.m. ET on Thursday, May 4, 2023.

Live Call-In Information: Interested parties can access the conference call by dialing (844) 875-6912 (U.S. toll-free) or (412) 317-6708 (international) and asked to be joined to the Charles & Colvard call.

Live Webcast Information: Interested parties can access the conference call and accompanying presentation slide via a live webcast, which is available in the Investor Relations section of the Company's website at https://ir.charlesandcolvard.com/events or https://www.webcaster4.com/Webcast/Page/346/47291.

A replay of this conference call will be available until May 11, 2023 at (877) 344-7529 (U.S. toll-free) or (412) 317-0088 (international). The replay conference code is 3961523. A webcast replay will be available in the Investor Relations section of the Company’s website at https://ir.charlesandcolvard.com/events.

About Charles & Colvard, Ltd.

Charles & Colvard, Ltd. (Nasdaq: CTHR) believes that fine jewelry should be as ethical as it is exquisite. Charles & Colvard is the original creator of lab grown moissanite (a rare gemstone formed from silicon carbide). The Company brings revolutionary gems and fine jewelry to market by using exclusively Made, Not MinedTM above ground gemstones and a dedication to 100% recycled precious metals. Their Forever One™ moissanite and Caydia® lab grown diamond brands provide exceptional quality, incredible value and a conscious approach to bridal, high fashion, and everyday jewelry. Charles & Colvard was founded in 1995 and is based in North Carolina's Research Triangle Park region. For more information, please visit www.charlesandcolvard.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements expressing expectations regarding our future and projections relating to our products, sales, revenues, and earnings are typical of such statements and are made under the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about our plans, objectives, representations, and contentions and are not historical facts and typically are identified by use of terms such as “may,” “will,” “should,” “could,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “continue,” and similar words, although some forward-looking statements are expressed differently.

All forward-looking statements are subject to the risks and uncertainties inherent in predicting the future. You should be aware that although the forward-looking statements included herein represent management’s current judgment and expectations, our actual results may differ materially from those projected, stated, or implied in these forward-looking statements as a result of many factors including, but not limited to, (1) our business and our results of operations could be materially adversely affected as a result of general economic and market conditions; (2) our future financial performance depends upon increased consumer acceptance, growth of sales of our products, and operational execution of our strategic initiatives; (3) we face intense competition in the worldwide gemstone and jewelry industry; (4) our information technology, or IT, infrastructure, and our network may be impacted by a cyber-attack or other security incident as a result of the rise of cybersecurity events; (5) constantly evolving privacy regulatory regimes are creating new legal compliance challenges; (6) we are subject to certain risks due to our international operations, distribution channels and vendors; (7) our business and our results of operations could be materially adversely affected as a result of our inability to fulfill orders on a timely basis; (8) we are currently dependent on a limited number of distributor and retail partners in our Traditional segment for the sale of our products; (9) we may experience quality control challenges from time to time that can result in lost revenue and harm to our brands and reputation; (10) seasonality of our business may adversely affect our net sales and operating income; (11) the effects of COVID-19 and other potential future public health crises, epidemics, pandemics or similar events on our business, operating results, and cash flows are uncertain; (12) our operations could be disrupted by natural disasters; (13) sales of moissanite and lab grown diamond jewelry could be dependent upon the pricing of precious metals, which is beyond our control; (14) our current customers may potentially perceive us as a competitor in the finished jewelry business; (15) we depend on a single supplier for substantially all of our silicon carbide, or SiC, crystals, the raw materials we use to produce moissanite jewels; if our supply of high-quality SiC crystals is interrupted, our business may be materially harmed; (16) if the e-commerce opportunity changes dramatically or if e-commerce technology or providers change their models, our results of operations may be adversely affected; (17) governmental regulation and oversight might adversely impact our operations; (18) the execution of our business plans could significantly impact our liquidity; (19) the financial difficulties or insolvency of one or more of our major customers or their lack of willingness and ability to market our products could adversely affect results; (20) negative or inaccurate information on social media could adversely impact our brand and reputation; (21) we rely on assumptions, estimates, and data to calculate certain of our key metrics and real or perceived inaccuracies in such metrics may harm our reputation and negatively affect our business; (22) we may not be able to adequately protect our intellectual property, which could harm the value of our products and brands and adversely affect our business; (23) environmental, social, and governance matters may impact our business, reputation, financial condition, and results of operations; (24) if we fail to evaluate, implement, and integrate strategic acquisition or disposition opportunities successfully, our business may suffer; (25) our failure to maintain compliance with The Nasdaq Stock Market’s continued listing requirements could result in the delisting of our common stock; (26) some anti-takeover provisions of our charter documents may delay or prevent a takeover of our Company; and (27) we cannot guarantee that our share repurchase program will be utilized to the full value approved, or that it will enhance long-term stockholder value and repurchases we consummate could increase the volatility of the price of our common stock and could have a negative impact on our available cash balance, in addition to the other risks and uncertainties described in more detail in our filings with the U.S. Securities and Exchange Commission (the “SEC”), including our Annual Report on Form 10-K for the fiscal year ended June 30, 2022 and subsequent reports filed with the SEC. Forward-looking statements speak only as of the date they are made. We undertake no obligation to update or revise such statements to reflect new circumstances or unanticipated events as they occur except as required by the federal securities laws, and you are urged to review and consider disclosures that we make in the reports that we file with the Securities and Exchange Commission, or SEC, that discuss other factors relevant to our business.

Company Contact:

Clint J. Pete, Chief Financial Officer, 919-468-0399, ir@charlesandcolvard.com

Investor Contact: Lytham Partners, Robert Blum, Managing Partner; Adam Lowensteiner, Vice President, (646) 829-9702, cthr@lythampartners.com

- Financial Tables Follow -

CHARLES & COLVARD, LTD.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited)

	Three Months Ended March 31,		Nine Months Ended March 31,
	2023	2022	2023	2022
Net sales	$6,641,799	$9,751,835	$24,382,003	$33,785,281
Cost of goods sold	4,493,125	5,296,530	14,650,910	17,347,026
Gross profit	2,148,674	4,455,305	9,731,093	16,438,255
Operating expenses:
Sales and marketing	3,267,436	2,932,587	10,715,066	9,741,774
General and administrative	1,053,357	1,106,850	3,654,788	3,880,684
Total operating expenses	4,320,793	4,039,437	14,369,854	13,622,458
(Loss) Income from operations	(2,172,119)	415,868	(4,638,761)	2,815,797
Other income (expense):
Interest income	69,159	1,120	168,935	1,964
Loss on foreign currency exchange	-	-	-	(34)
Total other income (expense), net	69,159	1,120	168,935	1,930
(Loss) Income before income taxes	(2,102,960)	416,988	(4,469,826)	2,817,727
Income tax expense	(6,293,048)	(78,480)	(5,858,155)	(484,582)
Net (loss) income	$(8,396,008)	$338,508	$(10,327,981)	$2,333,145

Net (loss) income per common share:
Basic	$(0.28)	$0.01	$(0.34)	$0.08
Diluted	$(0.28)	$0.01	$(0.34)	$0.07

Weighted average number of shares used in computing net (loss) income per common share:
Basic	30,344,954	30,484,897	30,387,303	30,286,195
Diluted	30,344,954	31,268,410	30,387,303	31,271,677

CHARLES & COLVARD, LTD.

CONDENSED CONSOLIDATED BALANCE SHEETS

	March 31, 2023 (unaudited)	June 30, 2022
ASSETS
Current assets:
Cash and cash equivalents	$10,914,584	$15,668,361
Restricted cash	5,056,044	5,510,979
Accounts receivable, net	933,553	2,220,816
Inventory, net	7,889,917	11,024,276
Note receivable	-	250,000
Prepaid expenses and other assets	883,814	1,190,012
Total current assets	25,677,912	35,864,444
Long-term assets:
Inventory, net	25,439,369	22,488,524
Property and equipment, net	2,317,738	1,901,176
Intangible assets, net	301,310	265,730
Operating lease right-of-use assets	2,336,334	2,787,419
Deferred income taxes, net	-	5,851,904
Note receivable	250,000	-
Other assets	50,387	49,658
Total long-term assets	30,695,138	33,344,411
TOTAL ASSETS	$56,373,050	$69,208,855

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$3,116,810	$4,401,229
Operating lease liabilities, current portion	874,177	856,571
Accrued expenses and other liabilities	1,143,192	1,546,483
Total current liabilities	5,134,179	6,804,283
Long-term liabilities:
Noncurrent operating lease liabilities	2,251,581	2,846,805
Total long-term liabilities	2,251,581	2,846,805
Total liabilities	7,385,760	9,651,088

Shareholders’ equity:
Common stock, no par value; 50,000,000 shares authorized; 30,912,108 shares issued and 30,523,705 shares outstanding at March 31, 2023 and 30,778,046 shares issued and 30,747,759 shares outstanding at June 30, 2022	57,242,211	57,242,211
Additional paid-in capital	26,165,810	25,956,491
Treasury stock, at cost, 388,403 shares and 30,287 shares at March 31, 2023 and June 30, 2022, respectively	(489,979)	(38,164)
Accumulated deficit	(33,930,752)	(23,602,771)
Total shareholders’ equity	48,987,290	59,557,767
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$56,373,050	$69,208,855

CHARLES & COLVARD, LTD.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(unaudited)

	Nine Months Ended March 31,
	2023	2022
CASH FLOWS FROM OPERATING ACTIVITIES:
Net (loss) income	$(10,327,981)	$2,333,145
Adjustments to reconcile net (loss) income to net cash (used in) provided by operating activities:
Depreciation and amortization	477,285	350,198
Stock-based compensation	209,319	676,934
(Recovery of) Provision for uncollectible accounts	(18,000)	26,000
Provision for (Recovery of) sales returns	59,000	(25,000)
Inventory write-downs	119,000	232,000
Provision for accounts receivable discounts	42	3,269
Deferred income taxes	5,851,904	483,168
Changes in operating assets and liabilities:
Accounts receivable	1,246,221	92,264
Inventory	64,514	(3,562,704)
Prepaid expenses and other assets, net	756,554	640,843
Accounts payable	(1,284,419)	356,311
Accrued income taxes	-	1,414
Accrued expenses and other liabilities	(980,909)	(504,862)
Net cash (used in) provided by operating activities	(3,827,470)	1,102,980

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(884,030)	(1,250,296)
Payments for intangible assets	(45,397)	(38,867)
Net cash used in investing activities	(929,427)	(1,289,163)

CASH FLOWS FROM FINANCING ACTIVITIES:
Repurchases of common stock	(451,815)	-
Stock option exercises	-	650,917
Net cash (used in) provided by financing activities	(451,815)	650,917

NET (DECREASE) INCREASE IN CASH, CASH EQUIVALENTS, AND RESTRICTED CASH	(5,208,712)	464,734
CASH, CASH EQUIVALENTS, AND RESTRICTED CASH, BEGINNING OF PERIOD	21,179,340	21,446,951
CASH, CASH EQUIVALENTS, AND RESTRICTED CASH, END OF PERIOD	$15,970,628	$21,911,685

Supplemental disclosure of cash flow information:
Cash paid during the period for income taxes	$5,900	$-

	March 31, 2023	March 31, 2022
Reconciliation to Condensed Consolidated Balance Sheets:
Cash and cash equivalents	$10,914,584	$16,861,685
Restricted cash	5,056,044	5,050,000
CASH, CASH EQUIVALENTS, AND RESTRICTED CASH	$15,970,628	$21,911,685